EXHIBIT 99.2

WMALT 2005-4

Structure – Paydown Rules (As of 5/20/05)

Group 6
1. Pay Class 6A until retired

Collateral: 30yr Conforming ALT-A
Size: ~$766mm
Passthru Rate: 5.50%
Pricing Speed: 100% PPC (8 -> 20 CPR / 12 months)
NAS Bonds: No.
Super-NAS: No.
Z-Bonds: No.
Retail Classes: No.
AAA Support: No.
Floaters: No.
Inverse IO: No.

Group 7
1. Pay Class 7A until retired.

Collateral: 15yr Conf ALT-A
Size: ~$31mm
Passthru Rate: 5.00%
Pricing Speed: 100% PPC (8 -> 20 CPR / 12 months)
NAS Bonds: No.
Z-Bonds: No.
AAA Support: No.
Floaters: No.
Inverse IO: No.
Retail Classes: No.

Group 8
1. Pay Class 8A until retired.

Collateral: 15yr Conf ALT-A
Size: ~$47mm
Passthru Rate: 5.50%
Pricing Speed: 100% PPC (8 -> 20 CPR / 12 months)
NAS Bonds: No.
Z-Bonds: No.
AAA Support: No.
Floaters: No.
Inverse IO: No.
Retail Classes: No.

Group 9
1. Pay Class 9A until retired.

Collateral: 15yr Jumbo ALT-A
Size: ~$34mm
Passthru Rate: 5.50%
Pricing Speed: 120% PPC (8 -> 20 CPR / 12 months)
NAS Bonds: No.
Z-Bonds: No.
AAA Support: No.
Floaters: No.
Inverse IO: No.
Retail Classes: No.

Group 10
1. Pay Class 10A until retired.

Collateral: 30yr Jumbo ALT-A
Size: ~$205mm
Passthru Rate: 5.50%
Pricing Speed: 120% PPC (8 -> 20 CPR / 12 months)
NAS Bonds: No.
Z-Bonds: No.
AAA Support: No.
Floaters: No.
Inverse IO: No.
Retail Classes: No.

Notes
Print date: 5/23/2005
Deal closing date: 5/25/2005
Accrual date: 5/01/2005
Floater accrual date: 5/25/2005
Investor closing date: 5/31/2005
First pay date: 6/25/2005
Clean-up call: 10%
WACIO’s : The 6X and 10X will be crossed to form CX(5.5% coupon) and the 7X, 8X, and 9X will be crossed to form DX(5.5% coupon).
WACPO’s: 6P, 7P, 9P, and 10P. The 6P and 10P will be crossed to form CP. The 7P and 9P will be crossed to form DP. There is no 8P.
Subordinate classes: All groups will be crossed to create classes B1, B2, B3, B4, B5 and B6.
Speeds for tables: 0%, 50%, 100%, 150% and 200% of respective collateral PPC ramps. The tables will be run as of closing date. For group nine and ten, we will substitute 120% for 100% of PPC.